UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 11, 2011

EXELIS INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35228	45-2083813

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1700
McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)
(703) 790-6300
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-99.1

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Certain Directors; Election of Directors
     On October 11, 2011, the Board of Directors of Exelis Inc. (“Exelis” or the “Company”) determined to increase the size of the Board of Directors of the Company (the “Board”) from three directors to four directors effective as of 11:59 p.m. on October 12, 2011. The Board elected Christina A. Gold to the Board effective upon the increase of the Board size. Effective on her appointment to the Board, Ms. Gold will serve as a member of the Audit Committee. The Board appointed each of Ms. Gold, Aris Chicles and David Melcher to serve as a member of the Audit Committee until immediately prior to the occurrence of the effective time (the “Effective Time”) of the planned spin-off of Exelis by way of a distribution of all of the issued and outstanding shares of Exelis common stock to be made, on a pro rata basis, to the holders of the common stock of ITT Corporation (the “Spin-off”). In addition, the Board appointed each of Ms. Gold, Mr. Chicles and Frank Jimenez to serve as a member of each of the Compensation and Personnel Committee and the Nominating and Governance Committee.
     Mr. Chicles and Mr. Jimenez tendered their resignations from the Board, conditioned on the occurrence of the Spin-off and effective immediately prior to the Effective Time, and the Board determined to further increase the size of the Board to six directors effective immediately after the Effective Time. Each of Ralph F. Hake, John J. Hamre, Paul J. Kern and Steven R. Loranger has been elected as a Director of Exelis, conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time. Mr. Hake is to be in, and Mr. Melcher is in, the first class of Directors and shall hold such office until the annual meeting of the shareholders of the Company to be held in 2012 and until his respective successor shall have been duly elected and qualified, or until his earlier death, retirement, resignation or removal from such position. Mr. Loranger is to be in, and Ms. Gold is in, the second class of Directors and shall hold such office until the annual meeting of the shareholders of the Company to be held in 2013 and until his or her respective successor shall have been duly elected and qualified, or until his or her earlier death, retirement, resignation or removal from such position. Each of Mr. Kern and Mr. Hamre is to be in the third class of Directors and shall hold such office until the annual meeting of the shareholders of the Company to be held in 2014 and until his respective successor shall have been duly elected and qualified, or until his earlier death, retirement, resignation or removal from such position. Biographical information for each of Ms. Gold, Mr. Melcher, Mr. Hake, Mr. Hamre, Mr. Kern and Mr. Loranger can be found in the information statement attached to the Registration Statement on Form 10 (the “Registration Statement”) of Exelis filed with the Securities and Exchange Commission under the section entitled “Management,” which is incorporated by reference herein.
     Conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time, (1) Mr. Hake will serve as non-executive Chairman of the Board, (2) Ms. Gold (Chair), Mr. Hake and Mr. Kern will serve as members of the Audit Committee, (3) Mr. Hamre (Chair), Mr. Kern and Mr. Loranger will serve as members of the Nominating and Governance Committee and (4) Mr. Kern (Chair), Mr. Hake and Mr. Hamre will serve as members of the Compensation and Personnel Committee.
     For service from the Effective Time until the next annual meeting of shareholders, each non-employee director shall (A) receive one-half of the annual director fees of (i) $100,000 per annual tenure in cash and (ii) an additional annual cash retainer of $15,000 if such non-employee director serves as the chairman of the Audit Committee, and (B) be granted one-half of the annual director grant of $90,000 in restricted stock units, which grant will vest the business day prior to the 2012 annual meeting of the Company, each to be granted or paid promptly on or following the Effective Time.
     For service from the Effective Time until the next annual meeting of shareholders, the non-employee director who serves as the non-executive Chairman of the Board shall (A) receive one-half of the additional director fees of $62,500 per year in cash and (B) be granted one-half of the additional director grant of $62,500 per year in restricted stock units, which grant will vest on the business day prior to the 2012 annual meeting of the Company, each to be granted or paid promptly on or following the Effective Time.
Appointment of Chief Accounting Officer
     On October 11, 2011, Gregory Kudla was appointed as Vice President and Chief Accounting Officer of the Company, effective immediately after the Effective Time.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On October 11, 2011, the Board recommended for approval by its sole shareholder the Amended and Restated Articles of Incorporation of the Company, which was approved on October 11, 2011. On October 11, 2011, the Board adopted and approved the Amended and Restated By-laws of the Company, to be effective upon the Amended and Restated Articles of Incorporation becoming effective. The Amended and Restated Articles of Incorporation of the Company and the Amended and Restated By-laws of the Company each became effective as of 11:59 p.m. on October 12, 2011. A summary of the Amended and Restated Articles of Incorporation and the Amended and Restated By-laws can be found in the information statement attached to the Registration Statement under the sections entitled “Management” and “Description of Capital Stock,” which are incorporated by reference herein.
     The Amended and Restated Articles of Incorporation and the Amended and Restated By-laws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively.

ITEM 7.01	Regulation FD Disclosure.
     The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Executives from Exelis will present an overview of the Company and information related to the Company’s separation from ITT Corporation at the Company’s investor day on October 14, 2011. A copy of the presentation is attached and incorporated by reference herein as Exhibit 99.1.
Caution Concerning Forward-Looking Statements
     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the separation of Exelis from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or International government and defense budgets; decline in consumer spending; sales and revenues mix and pricing levels; availability of adequate labor, commodities, supplies and raw materials; interest and foreign currency exchange rate fluctuations and changes in local government regulations; competition, industry capacity & production rates; ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; changes in the value of goodwill or intangible assets; our ability to achieve stated synergies or cost savings from acquisitions or divestitures; the number of personal injury claims filed against or the Company or degree of liability; our ability to effect restructuring and cost reduction programs and realize savings from such actions; government regulations and compliance therewith, including Dodd-Frank legislation; changes in technology; intellectual property matters; governmental investigations; potential future employee benefit plan contributions and other employment and pension matters; contingencies related to actual or alleged environmental contamination, claims and concerns; changes in generally accepted accounting principles; and other factors set forth in the Registration Statement and the Company’s other filings with the Securities and Exchange Commission. In addition, there are risks and uncertainties relating to the separation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity.

ITEM 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Description
3.1	Amended and Restated Articles of Incorporation of Exelis Inc.

3.2	Amended and Restated By-laws of Exelis Inc.

99.1	Presentation slides issued by Exelis Inc. on October 14, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.
Date: October 14, 2011	By:	/s/ Ann D. Davidson
Ann D. Davidson
Its: Vice President and General Counsel (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Amended and Restated Articles of Incorporation of Exelis Inc.

3.2	Amended and Restated By-laws of Exelis Inc.

99.1	Presentation slides issued by Exelis Inc. on October 14, 2011